UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund

Haverford Quality Growth Stock Fund

Semi-Annual Report

April 30, 2019

HAVERFORD

QUALITY INVESTING

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-301-7212. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary.

Investment Adviser:
Haverford Financial Services, Inc.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019

The Fund files its complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Fund’s Form N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

Dear Fellow Shareholders,

We are pleased to send you the Semi-Annual Report for the Haverford Quality Growth Stock Fund (the “Fund”). This report contains information on the holdings of the Fund, along with Financial Highlights and Statement of Operations. During the six-month period ended April 30, 2019, the Fund returned 7.61%, while the S&P 500 Index increased 9.76%. The Fund’s relative performance to the S&P 500 Index was driven by a combination of stock selection and sector allocation. The Fund’s overweight to healthcare and our stock selection within the sector proved to be the biggest drag on relative performance. CVS Health Corporation declined 23.6%, followed by UnitedHealth Group’s drop of 10.2%. Other notable decliners include FedEx, down 13.4% and Apple off 7.6%. Despite the declines, the Fund remains confident in the fundamentals of these holdings. On the positive side, the Fund owned eight stocks that returned 20% or more: led by Air Products and Chemicals up 35.1% and Starbucks up 34.7%.

After experiencing its worst December performance since the 1930s, the S&P 500 rebounded strongly during the first four months of 2019. After overreacting during the final months of 2018, the market has since bounced back on improved sentiment, driven by a couple of key reasons. The Federal Open Market Committee (“FOMC”) has turned more dovish on interest rates and there appears to be a de-escalation of China trade tensions.

With the rebound, it may be tempting to take gains and sit out the rest of the year. The “glass is half empty” argument reads something like this: Meaningful macro/ political events could still turn out negative by year’s end. Chief among them are the extremely vexing Brexit negotiations, the U.S. political landscape, and impending debt ceiling negotiations. We have no idea how Brexit will finally be resolved—no one does—and we expect the debt ceiling to be a knock-down, drag-out fight that will ultimately conclude with an increase. These issues—and others that have yet to be identified— will cause concern. We also can’t ignore the slowing of global growth: economic data has weakened abroad; leading indicators are weakening; and global Purchasing Manager Indexes (surveys of business activity) are flirting with levels just above recessionary.

Despite these concerns, we believe the U.S. economy will remain resilient, global economies appear to have bottomed, and stocks can add to their year-to-date returns. We view the “glass as half full” for several reasons. The economy has slowed from the peak growth rates of the second quarter of 2018, but it is still growing. The economy is adding more jobs than almost any model could have predicted at this point in the economic expansion, yet the unemployment rate has

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

remained steady and inflation is in check. Wage growth has picked up slightly and the benefit is accruing to workers in lower paying jobs. Confidence remains strong, and we continue to expect that the economy will grow about 2.5% this year. The entirety of this data points to an economic “soft-landing” as a real possibility.

The areas of the economy flashing warning signs are sectors that are interest rate sensitive, including housing and autos. During the preceding two years, the FOMC pushed rates higher until the markets called foul. Taking policy makers at their word, we believe the economy and the markets will now enjoy a welcome reprieve from rising rates. With time, we think these sectors of the economy can orchestrate a comeback and breathe new life into the economic expansion.

We believe stocks have not fully priced in how accretive a roll back in tariffs would be. Strategas Research Partners estimates that removing tariffs will provide a $65 billion “tax cut” to the U.S. economy. A deal with China is probably the most effective stimulus the administration could provide to the economy in 2019 with the potential to propel capital spending higher and increase corporate earnings. Higher capital expenditures could turn around lagging economic indicators, and higher earnings growth should make stocks more attractive.

We have reviewed several reasons that give us confidence that the bull market, which celebrates its 10th anniversary this month, can continue. There are more reasons including positive market internals (i.e., market breadth), the washout in sentiment, and an increase in fiscal stimulus over 2018. By many measures, the market is still “unloved.” For every positive rationale we have exposed, a rational observer can point out warning signs or reasons to be negative. The negatives may be valid, but we believe in the long-run they will work themselves out, neutralized by economic growth and prosperity.

Sincerely,

Henry B. Smith

Co-Chief Investment Officer

Haverford Financial Services, Inc.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-301-7212 or visit our website at www.haverfordfunds.com.

Definition of Comparative Indices

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

SECTOR WEIGHTINGS †

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.1%

	Shares	Value
COMMUNICATION SERVICES — 9.3%
Comcast, Cl A	269,562	$11,734,034
Walt Disney	57,504	7,876,323

		19,610,357

CONSUMER DISCRETIONARY — 10.2%
Dollar General	11,000	1,386,990
Lowe’s	57,900	6,550,806
Starbucks	50,500	3,922,840
TJX	177,400	9,735,712

		21,596,348

CONSUMER STAPLES — 6.7%
Coca-Cola	84,500	4,145,570
PepsiCo	78,600	10,064,730

		14,210,300

ENERGY — 2.1%
Exxon Mobil	55,402	4,447,673

FINANCIAL SERVICES — 13.8%
BB&T	125,000	6,400,000
BlackRock, Cl A	17,790	8,632,420
JPMorgan Chase	95,205	11,048,540
S&P Global	10,000	2,206,600
US Bancorp	15,000	799,800

		29,087,360

HEALTH CARE — 17.7%
Baxter International	60,500	4,616,150
Becton Dickinson	22,200	5,344,428
CVS Health	147,500	8,021,050

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Johnson & Johnson	48,640	$6,867,968
Medtronic	37,500	3,330,375
UnitedHealth Group	39,135	9,121,194

		37,301,165

INDUSTRIAL — 11.3%
Emerson Electric	55,040	3,907,290
FedEx	40,100	7,597,346
Honeywell International	27,000	4,688,010
United Technologies	53,200	7,586,852

		23,779,498

INFORMATION SERVICES — 22.9%
Accenture, Cl A	59,655	10,897,179
Apple	55,880	11,213,440
Mastercard, Cl A	53,115	13,503,957
Microsoft	50,000	6,530,000
Oracle	113,290	6,268,336

		48,412,912

MATERIALS — 5.1%
Air Products & Chemicals	18,570	3,821,520
Dow	39,940	2,265,796
DowDuPont	119,822	4,607,156

		10,694,472

TOTAL COMMON STOCK (Cost $120,367,802)		209,140,085

CASH EQUIVALENT (A) — 0.8%

SEI Daily Income Trust, Government Fund, Cl F, 2.240% (Cost $1,640,051)	1,640,051	1,640,051

TOTAL INVESTMENTS — 99.9% (Cost $122,007,853)		$210,780,136

            Percentages are based on Net Assets of $210,891,496.

(A)     The rate reported is the 7-day effective yield as of April 30, 2019.

Cl — Class

As of April 30, 2019, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the period ended April 30, 2019, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the period ended April 30, 2019, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $122,007,853)	$210,780,136
Dividends Receivable	212,385
Receivable for Capital Shares Sold	75,938
Dividend Tax Reclaim Receivable	33,949
Prepaid Expenses	4,522

Total Assets	211,106,930

Liabilities:
Payable due to Adviser	101,149
Payable for Capital Shares Redeemed	37,000
Payable due to Administrator	20,230
Payable for Audit Expense	11,236
Payable due to Trustees	3,945
Chief Compliance Officer Fees Payable	2,101
Other Accrued Expenses	39,773

Total Liabilities	215,434

Net Assets	$210,891,496

Net Assets Consist of:
Paid-in Capital	$122,615,462
Total Distributable Earnings	88,276,034

Net Assets	$210,891,496

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	11,957,072

Net Asset Value, Offering and Redemption Price Per Share	$17.64

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND FOR THE SIX MONTHS ENDED APRIL 30, 2019 (UNAUDITED)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$2,144,584

Total Income	2,144,584

Expenses:
Investment Advisory Fees	577,578
Administration Fees	115,516
Trustees’ Fees	8,203
Chief Compliance Officer Fees	2,909
Transfer Agent Fees	33,375
Legal Fees	16,189
Audit Fees	11,386
Printing Fees	7,576
Custodian Fees	4,886
Registration and Filing Fees	4,019
Other Expenses	10,729

Total Expenses	792,366
Less:
Fees Paid Indirectly (Note 4)	(417)

Net Expenses	791,949

Net Investment Income	1,352,635

Net Realized Loss on Investments	(729,982)
Net Change in Unrealized Appreciation on Investments	14,095,896

Net Realized and Unrealized Gain on Investments	13,365,914

Net Increase in Net Assets Resulting from Operations	$14,718,549

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Operations:
Net Investment Income	$1,352,635	$2,416,301
Net Realized Gain (Loss) on Investments	(729,982)	8,415,714
Net Change in Unrealized Appreciation on Investments	14,095,896	4,414,603

Net Increase in Net Assets Resulting from Operations	14,718,549	15,246,618

Distributions	(9,728,804)	(5,216,889)

Capital Share Transactions:
Issued	10,231,303	15,832,104
Reinvestment of Dividends and Distributions	7,880,819	4,228,532
Redeemed	(8,389,767)	(21,057,519)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,722,355	(996,883)

Total Increase in Net Assets	14,712,100	9,032,846

Net Assets:
Beginning of Period	196,179,396	187,146,550

End of Period	$210,891,496	$196,179,396

Share Transactions:
Issued	620,981	918,227
Reinvestment of Dividends and Distributions	529,458	248,302
Redeemed	(510,703)	(1,214,626)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	639,736	(48,097)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios
		For a Share Outstanding Throughout Each Period/Year

			Year Ended October 31,
	Six Months
	Ended
	April 30,
	2019
	(Unaudited)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.33	$16.47	$14.06	$14.05	$14.73	$12.78

Income from Investment Operations:
Net Investment Income(1)	0.11	0.21	0.19	0.17	0.17	0.17
Net Realized and Unrealized Gain	1.05	1.11	2.41	0.02	0.01 (2)	2.04

Total from Investment Operations	1.16	1.32	2.60	0.19	0.18	2.21

Dividends and Distributions:
Net Investment Income	(0.11)	(0.21)	(0.19)	(0.18)	(0.16)	(0.17)
Net Realized Gains	(0.74)	(0.25)	—	—	(0.70)	(0.09)

Total Dividends and Distributions	(0.85)	(0.46)	(0.19)	(0.18)	(0.86)	(0.26)

Net Asset Value, End of Period	$17.64	$17.33	$16.47	$14.06	$14.05	$14.73

Total Return*	7.61%	8.10%	18.59%	1.33%	1.05%	17.41%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$210,891	$196,179	$187,147	$169,221	$174,213	$163,297
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, and fees paid indirectly)	0.82% †	0.82%	0.82%	0.83%	0.83%	0.84%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements, and fees paid indirectly)	0.82% †	0.82%	0.82%	0.83%	0.83%	0.84%
Ratio of Net Investment Income to Average Net Assets	1.41% †	1.24%	1.26%	1.21%	1.18%	1.23%
Portfolio Turnover Rate	7% ††	21%	12%	15%	17%	16%

(1)	Per share data calculated using average shares method.
(2)

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

*

Total Return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†	Annualized
††	Not Annualized

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 53 funds. The financial statements herein are those of the Haverford Quality Growth Stock Fund, a diversified fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund invests primarily (at least 80% of its net assets) in equity securities. The Fund focuses on U.S. listed common stocks with large market capitalizations that Haverford Financial Services, Inc. (the “Adviser”) believes are the quality companies with stock that offer the potential for future price appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2019, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2019, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2019, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Fund will distribute substantially all of its net investment income, if any, quarterly. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2019, the Fund paid $115,516 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2019, the Fund earned cash management credits of $417, which were used to offset Transfer Agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively “excluded expenses”)) for the Fund from exceeding 1.00% of the Fund’s average daily net assets until February 28, 2020. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual operating expenses (not including excluded expenses) and 1.00% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. At April 30, 2019, there were no previously waived and reimbursed fees subject to recapture.

6. Investment Transactions:

For the six months ended April 30, 2019, the Fund made purchases of $14,986,018 and sales of $12,861,054 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise. During the year ended October 31, 2018, the Fund had no permanent differences.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

The tax character of dividends and distributions declared during the years ended October 31, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2018	$ 2,381,551	$ 2,835,338	$ 5,216,889
2017	2,199,230	—	2,199,230

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$200,865
Undistributed Long-Term Capital Gain	8,414,690
Unrealized Appreciation	74,670,742
Other Temporary Differences	(8)

Total Distributable Earnings	$83,286,289

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. During the fiscal year ended October 31, 2018, the Fund had no utilized capital loss to offset capital gains. There were no remaining loss carryforwards as of October 31, 2018.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2019, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$122,007,853	$90,283,409	$(1,511,126)	$88,772,283

8. Concentration of Risks:

Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

The Fund is also subject to the risk that large-cap growth stocks may underperform other equity market segments or the equity market as a whole.

9. Other:

At April 30, 2019, 89% of total shares outstanding were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of multiple underlying shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to registered investment companies were mainly focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

11. New Accounting Pronouncement:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND APRIL 30, 2019 (UNAUDITED)

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2018 to April 30, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY GROWTH STOCK FUND (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

	Beginning Account Value 11/01/18	Ending Account Value 04/30/19	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,076.10	0.82%	$4.22
Hypothetical 5% Return	1,000.00	1,020.70	0.82	4.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Haverford Quality Growth Stock Fund

P.O. Box 219745

Kansas City, MO 64121

866-301-7212

Adviser:

Haverford Financial Services, Inc.

Three Radnor Corporate Center, Suite 450

Radnor, PA 19087

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

HIM-SA-001-1500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: July 9, 2019